SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 17, 2003
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                            GREATER COMMUNITY BANCORP
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             (Exact name of registrant as specified in its charter)





   NEW JERSEY                      01-14294                       22-2545165
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(State of other                  (Commission                 (IRS Employer
 jurisdiction of                   File No.)                 Identification No.)
 incorporation)



55 UNION BOULEVARD, TOTOWA, NJ                                          07512
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(Address of principal executive offices)                              (Zip Code)




Registrant's telephone number, including area code:  973-942-1111
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          (Former name or former address, if changed since last report)





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Item 5. Other Events and Regulation FD Disclosure

The Board of Directors of Greater Community Bancorp declared a second quarter common stock dividend of 2.5% and a per share cash dividend of $0.11 after the new shares are issued, both payable July 31, 2003 to shareholders of record as of July 15, 2003. The combined stock and cash dividends represent a 12.5% increase over the cash dividend paid in the first quarter and a projected annual cash dividend of $0.44.

Item 7. Financial Statements and Exhibits.

          (c) Exhibits. The following exhibit is being filed with this Report and is attached hereto:

          99.1 Press Release issued June 18, 2003 relating to the announcement of a 2.5% stock dividend and a $.11 per share cash dividend on the company's outstanding common stock.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                    GREATER COMMUNITY BANCORP
                                                    (Registrant)




Date: June 18, 2003                                 /s/ Naqi A. Naqvi
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                                                    (Signature)
                                                    NAQI A. NAQVI
                                                    TREASURER AND CFO
                                                    PRINCIPAL ACCOUNTING OFFICER